U.S. Growth Fund
Overseas Equity Fund
New Pacific Fund

[GRAPHIC OMITTED: PHOTO OF A MAN ON THE GLOBE]

service and guidance

professional management

goals

1998
Semi-Annual Report

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



                                                     May 15, 1998
Dear Shareholder:

U.S. AND EUROPEAN STOCK MARKETS surged during the first half of fiscal 1998, shaking off jitters caused by economic turmoil along the Pacific Rim last autumn. However, many Asian economies suffered as governments sought solutions to the region's financial problems.

     In the U.S., a rare combination of robust growth, tame inflation, low interest rates and low unemployment in the U.S.
lifted the Standard & Poor's 500 Index above the 1000 point level for the first time.

     European economies benefited from many of the same positive economic trends as the U.S. Strict fiscal controls have been enacted by European governments to qualify for economic union and a single currency in 1999. This has helped generate investor confidence.

     Gains in Europe contributed to the Morgan Stanley Europe Australia Far East (EAFE) Index's strong total return for the first half, as shown below. Meanwhile, Japan's stock market languished as attempts to lift the country out of recession failed. Elsewhere along the Pacific Rim, currency devaluations and high debt levels led to major stock market slumps and a liquidity crisis.

EUROPEAN ECONOMIES BENEFITED FROM MANY OF THE SAME POSITIVE ECONOMIC TRENDS AS THE U.S. DURING THE FIRST HALF OF FISCAL 1998.

     U.S. exports have been only modestly affected by the crisis in Asia. Domestic consumer spending and corporate investment remained high throughout the fiscal period, U.S. government statistics show. On April 30, the U.S. Commerce Department reported that inflation was at its lowest level in more than a decade. A drop in oil prices and corporate productivity improvements have helped to keep prices down. Low inflation enabled the Federal Reserve Board to maintain its interest rate target at current levels.

CUMULATIVE TOTAL RETURN
FOR PERIODS ENDED APRIL 30, 1998

                                   Six Months       One Year

U.S. Growth Fund A Class            +21.39%          +48.50%
Standard & Poor's 500 Index         +22.50%          +41.06%
Lipper Growth Fund Average
(864 Funds)                         +17.31%          +39.11%

Overseas Equity Fund A Class         +3.59%           +7.99%
Morgan Stanley EAFE Index           +15.59%          +19.23%
Lipper International Fund Average
(466 Funds)                         +16.25%          +20.89%

New Pacific Fund A Class            -17.68%          -37.64%
Morgan Stanley Pacific Index         -8.53%          -17.87%
Lipper Pacific Fund Average
(45 Funds)                           -9.11%          -23.41%

Fund performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Each index is unmanaged. For complete performance of all share classes, see pages 5 and 8. All returns stated in U.S. dollars. Past performance does not guarantee future results.

     Since autumn, U.S. Growth Fund has performed exceptionally well. The Fund's returns have been bolstered by pharmaceutical and broadcasting stocks and shares of other consumer growth companies.

     Overseas Equity Fund's results for the first half of fiscal 1998 were disappointing due to sharp market declines in Japan and emerging markets. Delaware International Advisers Ltd. repositioned the portfolio after assuming subadvisory responsibility from Walter Scott & Co. at the end of fiscal 1997. This repositioning included a substantial reduction in the Fund's weighting in Japanese stocks and increased country diversification, moves we believe can help the Fund provide more competitive long-term results.

     New Pacific Fund has been significantly affected by Asia's economic turmoil. As was the case for its peers, the Fund was unable to find shelter from the economic tsunami that battered the region during calendar 1997.

     One of the best ways you can approach turbulent times is with the help of your financial adviser. He or she can help you develop an investment plan that takes advantage of the fact that global markets seldom move in sync over the long term. We believe investments in emerging markets should constitute only a modest portion of most investors' portfolios because of the special economic and political risks.

ONE OF THE BEST WAYS YOU CAN APPROACH TURBULENT TIMES IS WITH THE
HELP OF YOUR FINANCIAL ADVISOR.

     Successful domestic investing requires a hands-on analysis of individual companies. International investing also requires a keen understanding of regional politics, economics and management practices. On the following pages, your Funds' subadvisers in New York and London explain each Fund's performance and provide their outlooks for the coming months.

Sincerely,

/S/WAYNE A. STORK
WAYNE A. STORK
Chairman


/S/JEFFREY J. NICK
JEFFREY J. NICK
President and Chief Executive Officer



Portfolio Managers' Review

U.S. GROWTH FUND

We are pleased to report that U.S. Growth Fund provided a total return of +21.39% (capital change plus distributions for A Class shares at net asset value) for the six months ended April 30, 1998. This was more than 400 basis points (4%) higher than the average of the Fund's Lipper peer group.

     Prudent stock selection and effective portfolio management have helped U.S. Growth Fund outpace both the unmanaged S&P 500 Index and the average of the Fund's growth fund peers for the past 12 months, as shown on page 2.

     We attribute U.S. Growth Fund's strong performance to an emphasis on large companies exhibiting signs of positive fundamental change, accelerating earnings and strong long-term growth prospects. Currently, we believe opportunities exist in telecommunications & radio, and some financial and technology stocks.

     During the first half, the star performer among our telecommunications holdings was Lucent Technologies, Inc. The company's 1998 first quarter earnings more than doubled from a year earlier, exceeding our expectations. Continued consumer and business demand for Lucent's data services and computer networking systems contributed to the company's strong performance.

     The few disappointments during the six months ended April 30, 1998 came from the Fund's holdings in the energy and paper products sectors. A combination of Pacific Rim turmoil and the El Nino weather pattern reduced earnings prospects in these areas and dampened investor enthusiasm.

     By focusing on companies with better-than-average earnings prospects, we believe we have positioned U.S. Growth Fund well for the remainder of fiscal 1998. We plan to emphasize companies such as duPont and Washington Mutual where ongoing change may lead to an acceleration of earnings growth. Overall, we anticipate that companies we hold in the Fund's portfolio can expand earnings by 20% in 1998, compared to just 8% for companies in the S&P 500.



[GRAPHIC OMITTED: PIE CHART OF U.S. GROWTH FUND PORTFOLIO HIGHLIGHTS]

U.S. GROWTH FUND
PORTFOLIO HIGHLIGHTS
APRIL 30, 1998

Retail and Food 10.3%

Energy/Utilities 2.6%

Banking, Finance and
Insurance 6.7%

Cable, Media and
Publishing 14.0%

Transportation 2.1%

Consumer and
Business Services 2.3%

Chemicals 9.0%

Technology and
Electronics 13.1%

Healthcare 10.3%

Telecommunications 13.2%

Capital Goods 5.6%

Cash 5.5%

Paper and
Packaging 5.3%

Median Market Capitalization            $13.1 billion
Number of Stocks                             58
Average Price-to-Earnings Ratio             22.6x
Beta                                        1.02

Price/earnings ratio based on analysts' earnings estimates for calendar 1998. Beta is a measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.


     In 1998, some large company stocks have been trading at prices we think are too high relative to the companies' underlying growth rate. For example, near the end of the first half we sold our position in Pfizer, Inc., a pharmaceutical company whose stock experienced extraordinary price appreciation due to enthusiasm for Viagra -- a new drug for male impotence.

     Pfizer shares reached our price target near the end of April while its P/E climbed to nearly 60 times projected earnings. We also believe it is unclear if the sales momentum of Viagra can be sustained, especially in light of insurance coverage uncertainties.

     Over the past 40 years, the average annual earnings growth rate of companies in the S&P 500 has been between 7% and 8%. In the 1990s, however, companies have enjoyed unusually high earnings growth rates as a result of restructurings, technology-related productivity enhancements and falling interest rates. As profit growth reverts to historical norms in the months ahead, we believe investors will prize those businesses with better-than-average prospects.

LYNCH & MAYER
May 15, 1998



U.S. GROWTH FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1998

                                     Lifetime    One Year
Class A (Est. 12/3/93)
     Excluding Sales Charge          +20.03%     +48.50%
     Including Sales Charge          +18.71%     +41.44%

Class B (Est. 3/29/94)
     Excluding Sales Charge          +20.95%     +47.51%
     Including Sales Charge          +20.68%     +43.88%

Class C (Est. 5/23/94)
     Excluding Sales Charge          +23.10%     +47.45%
     Including Sales Charge          +23.10%     +46.52%


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share price will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Performance for Class B and C shares excluding sales charge assumes contingent sales charges did not apply or the investment was not redeemed. Expense limitations were in effect for the period shown. Performance would have been lower if the limitations were not in effect.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime and one- year periods and cumulative returns for the six-month period ended April 30, 1998 for U.S. Growth Fund's Institutional Class were +19.81%, +48.93%. and +21.55%, respectively. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.



OVERSEAS EQUITY FUND

Overseas Equity Fund provided a total return of +3.59% (capital change plus distributions for A Class shares at net asset value) for the six months ended April 30, 1998.

     Financial turmoil along the Pacific Rim made our task challenging. Last summer's continent-wide currency crisis, which began in Thailand and quickly spread throughout the region, has generated continuing equity market volatility.

     Overseas Equity Fund had a heavy weighting in Japan at the beginning of the 1998 fiscal year and this hurt the Fund's performance. Delaware International significantly reduced this positioning beginning last winter to preserve capital amid a 4.48% decline in Japan's benchmark Nikkei Index. As of April 30, just over 8% of the Fund's net assets were invested in Japan compared to 40% at the end of October.

     Delaware International employs a "dividend discount" approach to the Fund by seeking undervalued stocks in both developed and emerging international markets. This differs from the growth style of the Fund's prior subadviser -- Walter Scott & Co.

     Before buying a stock, Delaware International scrutinizes the company's balance sheets and management strength. The Fund's management then calculates a stock's "fair market value" by projecting a company's future cash flow and earnings. Stocks with strong balance sheets and management, which are also selling below fair market value, become candidates for the Fund's portfolio.

     As of April 30, about 70% of your Fund's net assets were allocated to developed countries and the remaining 30% to emerging markets. Delaware International believes developed countries can provide relative stability for the Fund while emerging markets offer greater capital appreciation potential in return for the additional risk associated with such securities.

[GRAPHIC OMITTED: PIE CHART OF OVERSEAS EQUITY FUND COUNTRY/REGION
                  ALLOCATION]

OVERSEAS EQUITY FUND
COUNTRY/REGION ALLOCATION
APRIL 30, 1998

Cash 6.0%

South Africa 3.8%

Hong Kong 4.6%

France 6.2%

Germany 7.0%

Japan 8.4%

Australia/New Zealand 10.9%

Other Western Europe 12.0%*

United Kingdom 19.8%

Latin America 9.4%

Other Asia 7.2%**

Eastern Europe 2.9%

Middle East 1.8%

Footnote reads:
 * Belgium, Netherlands, Spain.
** India, Indonesia, Thailand, Taiwan, Singapore, Malaysia.

     The United Kingdom is currently your Fund's largest country, accounting for 20% of net assets, more than double the percentage six months earlier. The strong pound helped boost returns of British stocks for U.S. investors during the first half of fiscal 1998.

     Stocks in the U.K. generally offer higher dividend yields than stocks in many other developed countries around the world. Here in London, Delaware International remains confident that the Blair administration's decision last fall to give more autonomy to Britain's central bank can continue to bolster confidence in U.K. equities. Britain's decision to forego joining the European Economic Union could give the U.K. a higher degree of economic flexibility than Continental Europe in the coming months.

     Since October, Continental European stocks have rallied as governments strive to qualify for a single currency in 1999.
Stricter financial controls helped trim inflation and government budget deficits.

     In Asia, many emerging market countries were unfairly affected by the region's economic and political turmoil. This presented Delaware International with promising opportunities to focus on selected industries such as utilities, telecommunications and banks.

     Your Fund's exposure to emerging markets may increase in the months ahead. Delaware International is paying particularly close attention to China. The most populous country in Asia has remained relatively unscathed during the Pacific Rim's turmoil. Your Fund's managers are currently analyzing companies that make household appliances because we believe housing sales are likely to remain strong.

     This past spring, your Fund's managers traveled to Thailand, South Korea and Malaysia to see first hand how these countries are coping with the growing pains of their developing economies. Generally, these countries are abandoning efforts to subsidize unprofitable companies and banks. This bodes well for the Pacific Rim's long-term economic health.

ROBERT AKESTER AND
CLIVE GILLMORE
Delaware International
May 15, 1998


OVERSEAS EQUITY FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1998

                                    Lifetime   One Year
Class A (Est. 12/3/93)
     Excluding Sales Charge          +7.76%     -7.99%
     Including Sales Charge          +6.58%     +2.85%

Class B (Est. 3/29/94)
     Excluding Sales Charge          +6.31%     +7.22%
     Including Sales Charge          +5.92%     +3.76%

Class C (Est. 5/23/94)
     Excluding Sales Charge          +6.54%     +7.30%
     Including Sales Charge          +6.54%     +6.43%


NEW PACIFIC FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1998

                                    Lifetime   One Year
Class A (Est. 12/3/93)
     Excluding Sales Charge          -9.90%    -37.64%
     Including Sales Charge         -10.89%    -40.60%

Class B (Est. 3/29/94)
     Excluding Sales Charge         -10.29%    -37.98%
     Including Sales Charge         -10.70%    -40.44%

Class C (Est. 5/23/94)
     Excluding Sales Charge         -11.50%    -38.21%
     Including Sales Charge         -11.50%    -38.83%


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share price will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Performance for Class B and C shares excluding sales charge assumes contingent sales charges did not apply or the investment was not redeemed. Expense limitations were in effect for the period shown. Performance would have been lower if the limitations were not in effect.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime and one- year periods and six-month cumulative returns for the period ended April 30, 1998 for Overseas Equity Fund's Institutional Class were +6.90%, +8.38% and +3.78%, respectively. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

Average annual total returns for the lifetime and one- year periods and cumulative six-month returns for the period ended April 30, 1998 for New Pacific Fund's Institutional Class were -12.15%, -37.31%, and -17.40%, respectively. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

NEW PACIFIC FUND

Preserving capital has been a challenging task for New Pacific Fund since October.

     Emerging markets along the Pacific Rim were some of the world's worst performing stock markets during the fall of calendar 1997. The widespread loss of investor confidence in the region significantly affected your Fund.

     Asia's emerging markets have significant economic and political risks, and the scope of these risks became apparent as currency devaluations, inflation, social unrest and recession affected nearly every country except China and Australia.

     New Pacific Fund's net asset value declined 17.87% for the six months ended April 30, 1998 (for Class A with distributions reinvested). The Fund's loss was double that of its benchmark, the unmanaged Morgan Stanley Pacific Index and our peers, primarily because the Fund had a higher concentration of stocks in harder-hit emerging markets than the Index and other Pacific Rim funds. (some 70% of Index holdings are Japanese companies).

     Signs of recovery can be seen in developments this past spring. Thailand has a new government that is encouraging a recapitalization of banks and a retooling of the nation's financial system. China is pushing reforms designed to liberalize state-owned industries and attract foreign capital.

     Prudent country selection appears more important than ever. In Indonesia, Suharto's failed attempt to stay in power led to riots and prompted companies and embassies to evacuate employees. In India, nuclear testing inspired by nationalism appears to have led to market unrest. We plan to underweight such countries for the balance of 1998.

     In a challenging environment, we believe it is important to focus on stable Pacific Rim companies whose operations are not dependent on any one country or regional economy. For example, in Japan the Fund's largest holding is Fuji Photo Film. Its operations are export-driven and in America, the company is winning a battle for consumer market share against archrival Eastman Kodak. Likewise, in Hong Kong the Fund's largest holding is HSBC Holdings, one of the world's largest banks.

[GRAPHIC OMITTED: PIE CHART OF NEW PACIFIC FUND COUNTRY/REGION ALLOCATION]

NEW PACIFIC FUND
COUNTRY/REGION ALLOCATION
APRIL 30, 1998

Philippines 3.2%

India 7.5%

Singapore/Malaysia 10.3%

Japan 23.6%

China/Hong Kong 29.3%

Thailand 4.2%

Cash 1.6%

South Korea 3.7%

Taiwan 10.5%

Australia 6.1%

Footnote reads:
The fund also held an Indonesian stock representing 0.1% of net assets.

     The past year has been one of the most difficult periods for the Pacific Rim in a generation. Rapid economic expansion in the late 1980s and early 1990s, without regulatory underpinnings, created a modern day South Sea bubble of debt that finally burst last summer. Only time and level-headed policies can sponge away the region's financial and political excesses.

     It has been said that a prudent time to invest is at the point of maximum pessimism about a company, when prospects appear bleakest. Your Fund's management is encouraged to see that despite short-term returns that contrast sharply with returns from U.S. and European stocks, investor cash flow into New Pacific Fund has remained positive. In fact, the number of shareholders between January and April rose 5%.

     For investors who are willing to accept the risks associated with the Pacific Rim's growing pains -- risks which have been substantial since the Fund's inception and are likely to be higher than those of developed markets for the foreseeable future- the rewards could be substantial.

     In our view, over a period of seven to 10 years, the Pacific
Rim's recovery and growth could outpace growth in the U.S. and other parts of the world. We believe regional interest rates will begin to fall in the latter months of 1998 and that, barring major new political turmoil, the area's growth could resume in 1999.

     Two out of every five people in the world live in Asia. The region has some of the world's highest savings rates. With proper financial regulations within fair and free markets, and participatory political systems, we believe the so-called Tiger economies are more likely to purr rather than hiss at investors as we enter the next millennium.

JANE PICKARD
AIB Govett Asset Management Ltd.

May 15, 1998



  FINANCIAL STATEMENTS
  DELAWARE GROUP ADVISER FUNDS, INC.
  U.S. GROWTH FUND
  STATEMENT OF NET ASSETS
  APRIL 30, 1998 (UNAUDITED)

                                          NUMBER         MARKET
                                        OF SHARES        VALUE
  COMMON STOCK - 95.03%
  AUTOMOBILE & AUTO EQUIPMENT - 1.45%
  Magna International Class A             7,900    $   589,044
                                                  ------------
                                                       589,044
                                                  ============

  BANKING, FINANCE & INSURANCE - 6.74%
  American Express                       11,100      1,132,200
  Morgan Stanley Dean Witter Discover    13,100      1,033,262
  Washington Mutual                       8,300        581,259
                                                  ------------
                                                     2,746,721
                                                  ------------
  CABLE, MEDIA, & PUBLISHING - 14.04%
  CBS                                    34,000      1,211,250
* Chancellor Media Class A               23,400      1,109,306
* Jacor Communications                   13,800        784,444
  The News Corp Limited                  52,800      1,442,100
  Time Warner                            15,000      1,177,500
                                                  ------------
                                                     5,724,600
                                                  ------------

  CHEMICALS - 9.00%
  Dial                                   38,000        926,250
* W.R. Grace & Company                   26,500        538,281
  Imperial Chemical                       8,100        588,769
  Monsanto                               14,600        771,975
  duPont(E.I.)deNemours                  11,600        844,625
                                                  ------------
                                                     3,669,900
                                                  ------------

  COMPUTERS & TECHNOLOGY - 11.34%
* America Online                          5,300        424,000
* Computer Horizons                       7,700        291,877
* EMC                                    21,100        973,238
  First Data                                  1             34
  Hewlett-Packard                         9,700        730,531
* Microsoft                               4,000        360,625
* Network Associates                      9,700        665,056
* PeopleSoft                              8,000        371,750
  Xerox                                   7,100        805,850
                                                  ------------
                                                     4,622,961
                                                  ------------

  CONSUMER PRODUCTS - 1.35%
* Cendant                                22,000        550,000
                                                  ------------
                                                       550,000
                                                  ------------

  ELECTRONICS & ELECTRICAL - 1.77%
  Schlumberger Limited                    8,700        721,013
                                                  ------------
                                                       721,013
                                                  ------------

  ENERGY - 1.42%
  Anadarko Petroleum                      7,900        578,675
                                                  ------------
                                                       578,675
                                                  ------------

------------
Top 10 holdings, representing 29.67% of net assets, are in boldface.

  ENVIRONMENTAL SERVICES - 0.95%
  USA Waste Services                      7,900        387,594
                                                  ------------
                                                       387,594
                                                  ------------

  FOOD, BEVERAGE & TOBACCO - 2.20%
  PepsiCo                                13,000        515,938
  Wrigley                                 4,300        382,700
                                                  ------------
                                                       898,638
                                                  ------------

  HEALTHCARE & PHARMACEUTICAL - 10.31%
* Biochem Pharma                         16,000        406,000
* Centocor                               11,600        488,650
  Guidant                                 3,800        254,125
  Medtronic                              15,400        810,425
  Pfizer                                  6,800        773,925
* Phycor                                 16,500        373,828
  Warner-Lambert                          5,800      1,097,287
                                                  ------------
                                                     4,204,240
                                                  ------------

  INDUSTRIAL MACHINERY - 4.11%
  McDermott International                20,000        827,500
* R & B Falcon                           26,400        846,450
                                                  ------------
                                                     1,673,950
                                                  ------------

  PACKAGING & CONTAINERS - 0.59%
* Sealed Air                              3,859        241,924
                                                  ------------
                                                       241,924
                                                  ------------

  PAPER & FOREST PRODUCTS - 4.72%
  Bowater                                13,300        743,969
  Fort James                             23,800      1,181,075
                                                  ------------
                                                     1,925,044
                                                  ------------

  RETAIL - 8.06%
  Colgate-Palmolive                       8,100        726,469
  Home Depot Inc.                        18,400      1,281,100
  Kroger                                 12,800        536,000
* Safeway                                19,400        742,050
                                                  ------------
                                                     3,285,619
                                                  ------------

  TELECOMMUNICATIONS - 13.21%
  AT & T                                 11,800        708,738
* Brightpoint                            15,800        308,100
* Ciena                                   9,200        512,612
* Intermedia Communications               6,000        437,625
  Lucent Technologies                     6,600        502,425
* Nextel Communications                  11,700        335,278
* Qualcomm                                7,300        410,397
  SBC Communications                     17,900        741,731
* WorldCom                               33,400      1,428,894
                                                  ------------
                                                     5,385,800
                                                  ------------

  TEXTILES, APPAREL, & FURNITURE - 0.47%
* Jones Apparel Group                     3,200        191,400
                                                  ------------
                                                       191,400
                                                  ------------

  TRANSPORTATION & SHIPPING - 2.08%
  CNF Transportation                     21,900      $ 845,888
                                                  ------------
                                                       845,888
                                                  ------------

  UTILITIES - 1.22%
* AES                                     9,000        496,688
                                                  ------------
                                                       496,688
                                                  ------------
  Total Common Stock (cost $31,712,019)            $38,739,699
                                                  ------------

                                       PRINCIPAL
                                         AMOUNT

  REPURCHASE AGREEMENT - 3.42%
  With Chase Manhattan Bank 5.48%
  5/01/98 (dated 4/30/98,
  collateralized by $454,000 U.S.
  Treasury Notes 6.625% due
  06/30/01, market value $475,852)     $466,000       $466,000

  With Paine Webber 5.50% 5/01/98
  (dated 4/30/98, collateralized by
  $234,000 U.S. Treasury Notes 5.125%
  due 12/31/98, market value $237,967
  and $227,000 U.S. Treasury Notes
  6.25% due 6/30/99, market
  value $235,529)                       464,000        464,000

  With J.P. Morgan Securities 5.50%
  5/01/98 (dated 4/30/98,
  collateralized by $470,000 U.S.
  Treasury Notes 6.375% due
  4/30/99, market value $473,479)       463,000        463,000
                                                  ------------
  Total Repurchase Agreements
  (cost $1,393,000)                                  1,393,000
                                                  ------------

------------
* Non-income producing security

  TOTAL MARKET VALUE OF SECURITIES - 98.45%
  (cost $33,105,019)                               $40,132,699

  RECEIVABLE AND OTHER ASSETS NET OF
  LIABILITIES - 1.55%                                  633,600
                                                  ------------
  NET ASSETS APPLICABLE TO 3,199,133 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00%           $40,766,299
                                                  ============

  NET ASSET VALUE - U.S. GROWTH FUND A CLASS
  ($11,008,141 /872,569 shares)                         $12.62
                                                  ============

  NET ASSET VALUE - U.S. GROWTH FUND B CLASS
  ($3,477,665 /287,730 SHARES)                          $12.09
                                                  ============

  NET ASSET VALUE - U.S. GROWTH FUND C CLASS
  ($893,398 /68,707 SHARES)                             $13.00
                                                  ============

  NET ASSET VALUE - U.S. GROWTH FUND INSTITUTIONAL
  CLASS
  ($25,387,095 /1,970,127 SHARES)                       $12.89
                                                  ============

  COMPONENTS OF NET ASSETS AT APRIL 30,1998:
  Common stock $.01 par value, 70,000,000 shares
  authorized with 20,000,000 shares allocated to
  the U.S. Growth Fund A Class, 20,000,000 shares
  allocated to the U.S. Growth Fund B Class,
  15,000,000 shares allocated to the U.S. Growth
  Fund C Class, 15,000,000 shares allocated to the
  U.S. Growth Fund
  Institutional Class                              $31,444,670
  Undistributed Net Investment Income                    4,807
  Accumulated net realized gain on investments       2,289,142
  Net unrealized appreciation of investments         7,027,680
                                                  ------------
  Total net assets                                 $40,766,299
                                                  ============

  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  U.S. GROWTH FUND A CLASS - APRIL 30, 1998
  Net asset value A Class (A)                           $12.62
  Sales Charge (4.75% of offering price or 4.99%
  of the amount invested per share) (B)                   0.63
                                                        ------
  Offering price                                        $13.25
                                                        ======

------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes



DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND
STATEMENT OF NET ASSETS
APRIL 30, 1998 (UNAUDITED)

                                        NUMBER OF        MARKET
                                         SHARES          VALUE
  COMMON STOCK - 94.14%
  ARGENTINA - 0.90%
  YPF Sociedad Anonima                    1,200      $  41,850
                                                  ------------
                                                        41,850
                                                  ------------

  AUSTRALIA - 8.15%
  Amcor                                  20,000         90,377
  CSR                                    27,000         85,922
  Foster's Brewing Group                 48,000        104,119
  National Australia Bank                 6,400         90,611
  Orica                                   1,230          9,019
                                                  ------------
                                                       380,048
                                                  ------------

  BELGIUM - 2.27%
  Electrabel                                400        106,127
                                                  ------------
                                                       106,127
                                                  ------------

  BRAZIL - 3.60%
  Aracruz Celulose S.A. ADR               2,400         37,800
  Companhia Energetica de Minas Gerais
  S.A. ADR                                  750         35,370
  Unis Siderurgicas de Minas Gerais S.A.
  ADR                                     5,600         38,640
  Telecommunicacoes Brasileiras S.A.
  ADR                                       460         56,034
                                                  ------------
                                                       167,844
                                                  ------------

  CHILE - 1.43%
  Administradora de Fondos de Pensiones
  Provida S.A. ADR                        1,400         25,025
  Banco BHIF ADR                          1,400         17,413
  Empresa Nacional Electricidad S.A.
  ADR                                     1,400         24,413
                                                  ------------
                                                        66,851
                                                  ------------

  CZECH REPUBLIC - 0.49%
* Komercni Banka I.F.                       400          7,274
  Restitucni Investment Fund                500         15,386
                                                  ------------
                                                        22,660
                                                  ------------

  EGYPT - 0.74%
  Paints and Chemical GDR                 3,000         34,575
                                                  ------------
                                                        34,575
                                                  ------------
  ESTONIA - 0.28%
* EESTI Uhispank-(Union Bank of Estonia)    945         12,852
                                                  ------------
                                                        12,852
                                                  ------------

------------
Top 10 holdings, representing 24.82% of net assets, are in boldface.

  FRANCE - 6.20%
  Compagnie de Saint Gobain                 540         89,918
  Elf Aquitaine                             630         82,604
  Societe Generale                          560        116,514
                                                  ------------
                                                       289,036
                                                  ------------
  GERMANY - 6.98%
  Bayer                                   2,400        106,907
  Bayerische Vereinsbank                  1,200         89,535
  Rheinisch Westfaelisches Elektric         860         43,959
  Siemens                                 1,450         85,299
                                                  ------------
                                                       325,700
                                                  ------------

  GREECE - 0.83%
  Attica Enterprises S.A.                 1,200         20,045
  Hellenic Bottling Company S.A.            500         18,613
                                                  ------------
                                                        38,658
                                                  ------------

  HONG KONG - 4.58%
  First Tractor                          42,000         23,443
  Guangdong Kelon Electric Holding       30,000         30,780
  Guangshen Railway                     100,000         18,713
  Hong Kong Electric                     24,000         73,717
  Shenzhen Expressway                   128,000         35,104
  Wharf Holdings                         20,000         32,006
                                                  ------------
                                                       213,763
                                                  ------------
  INDIA - 1.78%
  Gujarat Ambuja Cement GDR               3,200         23,920
* India Fund, (The)                       4,000         33,000
  Tata Engineering & Locomotive Limited
  GDR                                     3,600         26,190
                                                  ------------
                                                        83,110
                                                  ------------

  INDONESIA - 0.44%
* PT Mahanagar Telephone Nigam GDR        1,260         20,318
                                                  ------------
                                                        20,318
                                                  ------------

  JAPAN - 8.43%
  Eisai                                   6,000         85,856
  Hitachi                                12,000         85,766
  Koito Manufacturing                     9,000         46,091
  Matsushita Elecric                      5,000         79,831
  West Japan Railway                         27         95,572
                                                  ------------
                                                       393,116
                                                  ------------

  MEXICO - 2.30%
  ALFA, S.A. de C.V. Class A              5,400         29,322
  Cemex S.A. de C.V. Class B              7,500         44,523
  Vitro S.A. ADR                          3,000         33,563
                                                  ------------
                                                       107,408
                                                  ------------

  NETHERLANDS - 4.83%
  Elsevier                                5,200         78,441
  Koninklijke Van Ommeren                 1,300         55,937
  Royal Dutch Petroleum                   1,650         90,991
                                                  ------------
                                                       225,369
                                                  ------------

  NEW ZEALAND - 2.78%
  Carter Holt Harvey                     28,000         37,057
* Telecom Corporation of New Zealand IR   6,386         17,080
  Telecom Corporation of New Zealand     16,000         75,753
                                                  ------------
                                                       129,890
                                                  ------------

  PERU - 1.15%
  Creditcorp                              2,420         40,535
  Telefonica del Peru S.A. ADR              600         13,275
                                                  ------------
                                                        53,810
                                                  ------------

  RUSSIA - 1.31%
  Gazprom ADR                             1,000         18,438
  Lukoil Holding ADR                        300         19,833
  Mosenergo ADR                             650         23,049
                                                  ------------
                                                        61,320
                                                  ------------

  SINGAPORE/MALAYSIA - 2.54%
  Petronas Dagangan Berhad               30,000         34,240
  Resorts World Berhad                   18,000         34,722
  Rothmans of Pall Mall Berhad            3,000         24,715
  Sime Darby Berhad                      28,000         24,756
                                                  ------------
                                                       118,433
                                                  ------------

  SOUTH AFRICA - 3.84%
  Anglo American Corporation of South
  Africa Limited                            760         44,949
  Edgars Stores                             481          8,420
  Ingwe Coal                              3,800         13,605
* Iscor                                  85,500         27,567
* Sappi Limited                           5,000         29,077
  Sasol Limited                           5,500         55,484
                                                  ------------
                                                       179,102
                                                  ------------

------------
* Non-income producing security
  ADR - American Depository Receipt
  GDR - Global Depository Receipt

  SPAIN - 4.96%
  Iberdrola S.A.                          6,600        106,068
  Telefonica de Espana                    3,000        125,156
                                                  ------------
                                                       231,224
                                                  ------------

  TAIWAN - 0.98%
  Asia Cement GDR                         2,000         21,250
* Yageo GDR                               2,000         24,260
                                                  ------------
                                                        45,510
                                                  ------------

  THAILAND - 1.50%
* Hana Microelectronics Public Company
  Limited                                 8,000         35,071
* K.R. Precision                          6,600         17,463
* Ruang Khao 2 Fund                     119,000         17,595
                                                  ------------
                                                        70,129
                                                  ------------
  TURKEY - 1.03%
* Efes Sinai Yatirim ADR                    857         15,747
  Larsen & Toubro GDR                     2,500         32,438
                                                  ------------
                                                        48,185
                                                  ------------

  UNITED KINGDOM - 19.82%
  Bass                                    5,357        103,038
  Blue Circle Industries                 15,000         89,249
  Boots                                   5,800         89,148
  British Airways                         9,600        100,832
  GKN                                     6,000        173,303
  Glaxo Wellcome                          4,000        113,195
  PowerGen                                6,900         93,995
  Rio Tinto                               7,200        103,441
  Taylor Woodrow                         16,000         58,738
                                                  ------------
                                                       924,939
                                                  ------------
  Total Common Stock (cost $4,040,578)               4,391,827
                                                  ------------

  WARRANTS & RIGHTS
                                        WARRANTS/     MARKET
                                         RIGHTS        VALUE
  SPAIN - 0.05%
  Telephonica de Espana Rights            3,000   $      2,322
                                                  ------------
  Total Warrants & Rights (cost $0)                      2,322
                                                  ============

                                       PRINCIPAL
                                        AMOUNT
  REPURCHASE AGREEMENT - 4.07%
  With Chase Manhattan Bank 5.48%
  5/01/98 (dated 4/30/98,
  collateralized by $62,000 U.S.
  Treasury Notes 6.625% due
  06/30/01, market value $64,904)       $64,000   $     64,000
  With Paine Webber 5.50% 5/01/98
  (dated 4/30/98, collateralized by
  $32,000 U.S. Treasury Notes 5.125%
  due 12/31/98, market value $32,458
  and $31,000 U.S. Treasury Notes
  6.25% due 6/30/99, market
  value $32,125)                         63,000         63,000
  With J.P. Morgan Securities 5.50%
  5/01/98 (dated 4/30/98,
  collateralized by $64,000 U.S.
  Treasury Notes 4/30/99
  due 2/28/99, market value $64,581)     63,000         63,000
                                                  ------------
  Total Repurchase Agreements
  (cost $190,000)                                      190,000
                                                  ------------

  TOTAL MARKET VALUE OF SECURITIES - 98.26%
  (cost $4,230,578)                                  4,584,149
  RECEIVABLE AND OTHER ASSETS NET OF
  LIABILITIES - 1.74%                                   81,385
                                                  ------------
  NET ASSETS APPLICABLE TO 455,001 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00%           $ 4,665,534
                                                  ============

  NET ASSET VALUE - OVERSEAS EQUITY FUND A CLASS
       ($2,935,129 /275,534 shares)                     $10.65
                                                        ======
  NET ASSET VALUE - OVERSEAS EQUITY FUND B CLASS
       ($1,500,075 /156,187 shares)                      $9.60
                                                        ======

  NET ASSET VALUE - OVERSEAS EQUITY FUND C CLASS
       ($163,639 /17,007 shares)                         $9.62
                                                        ======

  NET ASSET VALUE - OVERSEAS EQUITY FUND
  INSTITUTIONAL CLASS
  ($66,691 /6,273 shares)                               $10.63
                                                        ======

  COMPONENTS OF NET ASSETS AT APRIL 30,1998:
  Common stock $.01 par value, 70,000,000 shares
  authorized with 20,000,000 shares allocated to
  the Overseas Equity Fund A Class, 20,000,000
  shares allocated to the Overseas Equity Fund B
  Class, 15,000,000 shares allocated to the
  Overseas Equity Fund C Class,
  15,000,000 shares allocated to the Overseas
  Equity Fund Institutional Class                  $ 3,583,649
  Distributions in excess of net income                (10,483)
  Accumulated net realized gain on investments         738,206
  Net unrealized appreciation of investments and
  foreign currencies                                   354,162
                                                  ------------
  Total net assets                                 $ 4,665,534
                                                  ============

  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OVERSEAS EQUITY FUND A CLASS - APRIL 30, 1998
  Net asset value A Class (A)                           $10.65
  Sales Charge (4.75% of offering price or 4.98%
  of the amount invested per share) (B)                   0.53
                                                        ------
  Offering price                                        $11.18
                                                        ======

------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See Buying Shares in the current prospectus for purchases of $100,000 or more.

See accompanying notes



DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND
STATEMENT OF NET ASSETS
APRIL 30, 1998 (UNAUDITED)

                                        NUMBER           MARKET
                                      OF SHARES          VALUE

  COMMON STOCK - 87.89%
  AUSTRALIA - 6.14%
  Australia & New Zealand Banking
  Group                                  24,000      $ 166,826
  Goodman Fielder                        80,300        124,119
  Pasminco                              119,300        125,517
  Santos                                 27,600         99,124
* Sydney Harbour Casino Holdings        146,000        103,353
                                                  ------------
                                                       618,939
                                                  ------------

  CHINA - 4.03%
* Huaneng Power International ADR         4,200         92,400
* Inner Mongolia Yital Coal             188,500         65,598
* Zhejiang Southeast Electric Power     722,000        248,368
                                                  ------------
                                                       406,366
                                                  ------------

  HONG KONG - 25.12%
  Beijing Enterprises Holdings           38,000         81,409
  Cheung Kong (Holdings)                 51,000        338,969
  China Resources Beijing Land          182,000         96,303
* China Telecom                          84,000        159,360
  Citic Pacific                          38,000        116,719
  CLP Holdings                           30,000        144,028
  Dao Heng Bank Group                    50,000        147,771
  Founder Hong Kong                     122,200        101,722
  Guangdong Kelon Electric Holdings      51,000         52,326
  HSBC Holdings                          12,400        353,668
* Hutchison Whampoa                      28,000        173,092
  Jiangsu Expressway                    412,000        118,307
  New World Development                  46,000        130,903
  NG Fung Hong                          190,000        171,646
  Qingling Motors                       398,000        172,072
  Shanghai Industrial Holdings           50,000        171,323
                                                  ------------
                                                     2,529,618
                                                  ------------

  INDIA - 7.45%
* BSES GDR                                6,300        103,478
* Mahanagar Telephone Nigam GDR          12,500        201,563
  Ranbaxy Laboratories GDR                4,800        118,800
* Reliance Industries ADR                24,180        220,643
  State Bank of India GDR                 5,550        105,450
                                                  ------------
                                                       749,934
                                                  ------------

  INDONESIA - 0.12%
  PT Medco Energi                        32,500         11,636
                                                  ------------
                                                        11,636
                                                  ------------

  JAPAN - 23.62%
  Aderans                                 7,200        169,724
  Fuji Photo Film                         8,000        283,777
  Fujitsu                                17,000        197,808
  Kikkoman                               14,000         75,599
  Matsushita Communication Industrial     6,000        176,683
  Matsushita Electric Works              16,000        143,395

------------
Top ten holdings, representing 30.86% of net assets, are in boldface.

  Mitsui Fudosan                          5,000         45,488
  NIFCO                                     800          5,302
  Nintendo                                1,400        128,001
  Nippon Telegraph & Telephone               13        113,571
  NTT Data                                    4        172,315
  Omron                                  13,000        203,155
  Orix                                    2,700        186,059
  Promise                                 3,500        177,135
  Ricoh                                  13,000        134,229
  Sony                                    2,000        165,838
                                                  ------------
                                                     2,378,079
                                                  ------------

  PHILIPPINES - 3.24%
  Far East Bank & Trust                   3,479          3,933
  Metropolitan Bank & Trust              21,000        163,043
  Philippine Long Distance Telephone
  ADR                                     5,900        158,931
                                                  ------------
                                                       325,907
                                                  ------------

  SINGAPORE/MALAYSIA - 10.28%
  DBS Land                              144,000        217,341
  Development Bank of Singapore           9,000         59,678
* Development Bank of Singapore
  (bonus issue)                           1,800         11,708
  IOI Corporated Berhad                 224,000        168,038
  Overseas Union Bank                    47,000        178,087
  Sembawang                             105,000        209,536
  Tanjong plc                            45,000        102,478
* Want Want Holdings                     74,000         88,800
                                                  ------------
                                                     1,035,666
                                                  ------------

  SOUTH KOREA - 3.71%
  Hyundai Heavy Industries                1,900         61,130
  L.G. Chemical                           5,800         44,699
  L.G. Electronics                        6,000         71,380
  Samsung Display Devices                 1,000         49,757
  Samsung Electronics                     2,650        146,726
                                                  ------------
                                                       373,692
                                                  ------------

  THAILAND - 4.18%
  Advanced Information Service Public    16,000        112,062
  BEC World Public                       24,200        128,062
  Eastern Water Resources Development
  and Management Public                  14,700         17,160
  Eastern Water Resources Development
  and Management Public - Foreign        32,900         38,405
  Thai Farmers Bank Public               54,600        125,346
                                                  ------------
                                                       421,035
                                                  ------------
  Total Common Stock (cost $9,225,718)               8,850,872
                                                  ------------

  INVESTMENT COMPANIES - 6.29%
* Taipei Fund                                63        633,150
                                                  ------------
  Total Investment Companies
  (cost $588,809)                                      633,150
                                                  ------------

                                      WARRANTS/
                                       RIGHTS

  WARRANTS & RIGHTS - 0.06%
* Belle Warrants                         98,000            280
* Far East Bank & Trust Rights              249          3,514
* Optec Warrants                             20            563
* Oriental Press Group Warrants          44,200             57
* Rashid Hussain Berhad Warrants          5,571          1,642
                                                  ------------
  Total Warrants & Rights (cost $24,077)                 6,056
                                                  ------------

                                      PRINCIPAL
                                       AMOUNT

  CONVERTIBLE BONDS - 0.09%
* Multi-Purpose Holdings                112,000          8,852
                                                  ------------
  Total Convertible Bonds (cost $45,098)                 8,852
                                                  ------------

  REPURCHASE AGREEMENTS - 4.53%
  With Chase 5.49% 05/01/98
  (dated 04/30/98,
  collateralized by $149,000 U.S.
  Treasury Notes 6.625% due 06/30/01
  market value $155,771)                153,000        153,000
  With Paine Webber 5.49% 05/01/98
  (dated 4/30/98, collateralized by
  $77,000 U.S. Treasury Notes 5.125%
  due 12/31/98, market value $77,899
  and $74,000 U.S. Treasury Notes
  6.25% due 6/30/99, market
  value $77,101)                        151,000        151,000
  With J.P. Morgan 5.49% 05/01/98
  (dated 04/30/98,
  collateralized by $154,000 U.S.
  Treasury Notes 6.375% due 04/30/99
  market value $154,994)                152,000        152,000
                                                  ------------
  Total Repurchase Agreements
  (cost $456,000)                                      456,000
                                                  ------------

------------
* Non-income producing security
  ADR - American Depository Receipt
  GDR - Global Depository Receipt

  TOTAL MARKET VALUE OF SECURITIES - 98.86%
  (cost $10,339,702)                                 9,954,930
  RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES - 1.14%                                  115,211
                                                  ------------
  NET ASSETS APPLICABLE TO 1,678,968 SHARES
  ($.01 Par Value) Outstanding - 100%              $10,070,141
                                                  ============

  NET ASSET VALUE - NEW PACIFIC FUND A CLASS
  ($7,138,729 / 1,196,415 shares)                        $5.97
                                                         =====
  NET ASSET VALUE - NEW PACIFIC FUND B CLASS
  ($2,615,574 / 430,184 shares)                          $6.08
                                                         =====
  NET ASSET VALUE - NEW PACIFIC FUND C CLASS
  ($124,026 / 20,867 shares)                             $5.94
                                                         =====
  NET ASSET VALUE - NEW PACIFIC FUND INSTITUTIONAL CLASS
  ($191,812 / 31,502 shares)                             $6.09
                                                         =====

  COMPONENTS OF NET ASSETS AT APRIL 30, 1998
  Common stock $.01 par value, 70,000,000 shares
  authorized with 20,000,000 shares allocated to
  the New Pacific Fund A Class, 20,000,000 shares
  allocated to the New Pacific Fund B Class,
  15,000,000 shares allocated to the New Pacific
  Fund C Class, 15,000,000 shares allocated to
  the New Pacific Fund
  Institutional Class                              $15,407,181
  Distributions in excess of net investment
  income                                              (115,686)
  Accumulated net realized loss on investments      (4,823,949)
  Net unrealized depreciation of investments and
  foreign currencies                                  (397,405)
                                                  ------------
  Total net assets                                 $10,070,141
                                                  ============

  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  NEW PACIFIC FUND A CLASS - APRIL 30, 1998
  Net asset value A class (A)                            $5.97
  Sales Charge (4.75% of offering price or 5.03%,
  of the amount invested per share) (B)                   0.30
                                                         -----
  Offering price                                         $6.27
                                                         =====

------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See Buying Shares in the current prospectus for purchases of $100,000 or more.

See accompanying notes





DELAWARE GROUP ADVISER FUNDS, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

                                                      U.S. GROWTH      OVERSEAS EQUITY      NEW PACIFIC
                                                         FUND               FUND               FUND
                                                      -------------------------------------------------

INVESTMENT INCOME:
Interest                                             $    73,801      $    21,377         $   16,888
Dividends                                                108,805           42,168             41,520
Foreign tax withheld                                           0           (2,216)            (3,023)
                                                    ------------     ------------       ------------
                                                         182,606           61,329             55,385
                                                    ------------     ------------       ------------

EXPENSES:
Management fees                                          112,427           26,754             21,901
Custodian fees                                             2,100           10,541             41,900
Dividend disbursing and transfer agent
fees and expenses                                         19,980           11,936             25,770
Distribution expense                                      26,356           14,868             22,531
Federal and state registration fees                        2,889           10,687              8,846
Reports and statements to shareholders                       721            4,410              3,228
Professional fees                                          2,500            1,000              1,700
Accounting fees and salaries                               2,000              900              1,300
Taxes (other than taxes on income)                           500            1,350                500
Amortization of organization expenses                        773              977                936
Directors' fees                                              200              112                200
Other                                                      7,353            3,496              5,127
                                                    ------------     ------------       ------------
                                                         177,799           87,031            133,939
Less expenses absorbed by the adviser                          0           25,334             40,558
                                                    ------------     ------------       ------------
NET INVESTMENT INCOME (LOSS)                               4,807             (368)           (37,996)
                                                    ------------     ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES:
Net Realized Gain (loss) on:
Investment transactions                               2,386,779           735,338         (3,686,115)
Foreign currencies                                            0           (10,573)           (30,314)
                                                   ------------      ------------       ------------
Net realized gain (loss)                              2,386,779           724,765         (3,716,429)
Net change in unrealized appreciation/
depreciation of investments and foreign
currencies                                            4,144,163          (878,656)         1,960,082
                                                   ------------      ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES                 6,530,942          (153,891)        (1,756,347)
                                                   ------------      ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $6,535,749       $  (154,259)       $(1,794,343)
                                                   ============      ============       ============

See accompanying notes






DELAWARE GROUP ADVISOR FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                                      U. S. GROWTH FUND        OVERSEAS EQUITY FUND
------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR        SIX MONTHS      YEAR
                                                      ENDED         ENDED         ENDED        ENDED
                                                     4/30/98      10/31/97       4/30/98     10/31/97
                                                   (UNAUDITED)                 (UNAUDITED)
OPERATIONS:
Net investment income (loss)                   $      4,807  $    (91,868) $       (368) $    (84,832)
Net realized gain (loss) on investments
and foreign currencies                            2,386,779    10,854,607       724,765     2,291,320
Net change in unrealized appreciation/
depreciation on investments and foreign
currencies                                        4,144,163      (830,970)     (878,656)     (584,515)
                                               ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
from operations                                   6,535,749     9,931,769      (154,259)    1,621,973
                                               ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
     A Class                                             --            --      (454,027)     (522,689)
     B Class                                             --            --       (65,715)      (46,161)
     C Class                                             --            --        (7,302)       (4,286)
     Institutional Class                                 --            --        (2,683)         (803)
Net realized gain from investment transactions:
     A Class                                     (2,703,268)   (1,626,328)   (1,431,930)     (396,523)
     B Class                                       (719,445)      (85,057)     (207,256)      (35,183)
     C Class                                       (114,013)       (5,841)      (23,031)       (3,252)
     Institutional Class                         (7,317,628)   (1,003,161)       (8,463)         (610)
                                               ------------  ------------  ------------  ------------
                                                (10,854,354)   (2,720,387)   (2,200,407)   (1,009,507)
                                               ------------  ------------  ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
     A Class                                      6,180,211    10,781,745       319,063     2,484,892
     B Class                                      1,630,544       797,219        87,215       382,413
     C Class                                        635,532       221,107        52,682        96,743
     Institutional Class                          5,794,061     7,357,639        18,506       104,137
Net asset value of shares issued upon
reinvestment of dividends from net investment
income and net realized gain on investment
transactions:
     A Class                                      2,614,091     1,622,653     1,867,982       913,591
     B Class                                        591,336        84,600       264,050        74,801
     C Class                                        109,009         5,683        29,819         7,537
     Institutional Class                          7,317,628     1,003,161        11,146         1,413
                                               ------------  ------------  ------------  ------------
                                                 24,872,412    21,873,807     2,650,463     4,065,527
                                               ------------  ------------  ------------  ------------

Cost of shares repurchased:
     A Class                                     (3,713,648)  (25,598,341)   (8,024,436)   (8,030,552)
     B Class                                       (172,217)     (241,326)      (78,675)     (214,003)
     C Class                                        (87,061)      (52,050)      (51,747)      (55,031)
     Institutional Class                         (3,108,396)   (2,884,902)      (13,406)     (330,279)
                                               ------------  ------------  ------------  ------------
                                                 (7,081,322)  (28,776,619)   (8,168,264)   (8,629,865)
                                               ------------  ------------  ------------  ------------
Increase (decrease) in net assets derived from
capital share transactions                       17,791,090    (6,902,812)   (5,517,801)   (4,564,338)
                                               ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS            13,472,485       308,750    (7,872,467)   (3,951,872)

NET ASSETS:
Beginning of period                              27,293,814    26,985,244    12,538,001    16,489,873
                                               ------------  ------------  ------------  ------------
End of period                                  $ 40,766,299  $ 27,293,814  $  4,665,534  $ 12,538,001
                                               ============  ============  ============  ============


                                                   NEW PACIFIC FUND
                                              ---------------------------
                                                SIX MONTHS       YEAR
                                                  ENDED          ENDED
                                                 4/30/98       10/31/97
                                               (UNAUDITED)
OPERATIONS:
Net investment income (loss)                   $  (37,996)  $    (20,150)
Net realized gain (loss) on investments
and foreign currencies                         (3,716,429)      (992,876)
Net change in unrealized appreciation/
depreciation on investments and foreign
currencies                                      1,960,082     (1,602,579)
                                             ------------   ------------
Net increase (decrease) in net assets
resulting from operations                      (1,794,343)    (2,615,605)
                                             ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
     A Class                                      (56,023)      (190,598)
     B Class                                      (19,441)        (8,912)
     C Class                                       (1,015)          (761)
     Institutional Class                           (2,021)          (370)
Net realized gain from investment transactions
     A Class                                           --             --
     B Class                                           --             --
     C Class                                           --             --
     Institutional Class                               --             --
                                             ------------   ------------
                                                  (78,500)      (200,641)
                                             ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
     A Class                                    2,821,652      9,268,516
     B Class                                    1,104,497      2,799,014
     C Class                                       66,966        152,523
     Institutional Class                          444,668        996,240
Net asset value of shares issued upon
reinvestment of dividends from net investment
income and net realized gain on investment
transactions:
     A Class                                       55,567        189,818
     B Class                                       18,639          8,437
     C Class                                        1,013            761
     Institutional Class                            2,018            371
                                             ------------   ------------
                                                4,515,020     13,415,680
                                             ------------   ------------

Cost of shares repurchased:
     A Class                                   (1,516,856)   (11,746,630)
     B Class                                     (582,766)      (383,325)
     C Class                                      (46,906)       (27,334)
     Institutional Class                         (482,170)      (863,361)

                                               (2,628,698)   (13,020,650)

Increase (decrease) in net assets derived from
capital share transactions                      1,886,322        395,030
                                             ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS              13,479     (2,421,216)

NET ASSETS:
Beginning of period                            10,056,662     12,477,878
                                             ------------   ------------
End of period                                $ 10,070,141   $ 10,056,662
                                             ============   ============

See accompanying notes






DELAWARE GROUP ADVISER FUNDS, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            U.S. GROWTH FUND A CLASS
                                             -------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                               4/30/98              YEAR ENDED OCTOBER 31,
                                             (UNAUDITED)       1997          1996         1995

Net asset value, beginning of period           $16.650       $13.820       $12.430       $10.210

Income from investment operations:
     Net investment loss                        (0.006)4      (0.060)4      (0.090)       (0.090)
     Net realized and unrealized gain
     on investment transactions                  2.346         4.250         1.480         2.310
                                          ------------  ------------  ------------  ------------
     Total from investment operations            2.340         4.190         1.390         2.220
                                          ------------  ------------  ------------  ------------

Less dividends and distributions:
     Dividends from net investment
     income                                         --            --            --            --
     Distributions from net realized
     gain on investment transactions            (6.370)       (1.360)           --            --
                                          ------------  ------------  ------------  ------------
     Total dividends and distributions          (6.370)       (1.360)        0.000         0.000
                                          ------------  ------------  ------------  ------------

Net asset value, end of period                 $12.620       $16.650       $13.820       $12.430
                                          ============  ============  ============  ============

Total Return2                                   21.39%        33.18%        11.18%        21.74%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                             $11,008        $6,933       $16,118       $13,574
     Ratio of expenses to average net
     assets                                      1.24%         1.44%         1.80%         1.85%
     Ratio of expenses to average net
     assets prior to expense limitation            N/A           N/A         1.88%         2.18%
     Ratio of net investment loss to
     average net assets                         (0.10%)       (0.38%)       (0.77%)       (0.88%)
     Ratio of net investment loss to
     average net assets prior to expense
     limitation                                    N/A           N/A        (0.85%)       (1.21%)
     Portfolio turnover rate                       54%          144%          131%           58%
     Average commission rate paid3             $0.0575       $0.0575       $0.0519           N/A


                                                 PERIOD
                                               12/3/931
                                                   TO
                                                10/31/94

Net asset value, beginning of period           $10.000

Income from investment operations:
     Net investment loss                        (0.040)
     Net realized and unrealized gain
     on investment transactions                  0.260
                                          ------------
     Total from investment operations            0.220
                                          ------------

Less dividends and distributions:
     Dividends from net investment
     income                                     (0.010)
     Distributions from net realized
     gain on investment transactions                --
                                          ------------
     Total dividends and distributions          (0.010)
                                          ------------

Net asset value, end of period                 $10.210
                                          ============

Total Return2                                    2.18%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                             $10,669
     Ratio of expenses to average net
     assets                                      1.85%
     Ratio of expenses to average net
     assets prior to expense limitation          2.94%
     Ratio of net investment loss to
     average net assets                         (0.51%)
     Ratio of net investment loss to
     average net assets prior to expense
     limitation                                 (1.60%)
     Portfolio turnover rate                       66%
     Average commission rate paid3                 N/A

------------------------
1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             U.S. GROWTH FUND B CLASS
                                               -------------------------------------------------
                                                SIX MONTHS
                                                  ENDED
                                                 4/30/98             YEAR ENDED OCTOBER 31,
                                               (UNAUDITED)      1997          1996           1995

Net asset value, beginning of period             $16.260       $13.610       $12.330        $10.190

Income from investment operations:
     Net investment loss                          (0.046)4      (0.160)4      (0.170)        (0.140)
     Net realized and unrealized gain on
     investment transactions                       2.246         4.170          1.450         2.280
                                            ------------  ------------   ------------  ------------
     Total from investment operations              2.200         4.010          1.280         2.140
                                            ------------  ------------   ------------  ------------

Less dividends and distributions:
     Dividends from net investment income             --            --             --            --
     Distributions from net realized gain
     on investment transactions                   (6.370)       (1.360)            --            --
                                            ------------  ------------   ------------  ------------
     Total dividends and distributions            (6.370)       (1.360)         0.000         0.000
                                            ------------  ------------   ------------  ------------

Net asset value, end of period                   $12.090       $16.260        $13.610       $12.330
                                            ============  ============   ============  ============

Total Return2                                     20.93%        32.30%         10.38%        21.00%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                                $3,478        $1,653           $809          $567
     Ratio of expenses to average net
     assets                                        1.94%         2.14%          2.48%         2.50%
     Ratio of expenses to average net
     assets prior to expense limitation              N/A           N/A          2.56%         2.83%
     Ratio of net investment loss to
     average net assets                           (0.80%)       (1.08%)        (1.45%)       (1.57%)
     Ratio of net investment loss to
     average net assets prior to expense
     limitation                                      N/A           N/A         (1.53%)       (1.90%)
     Portfolio turnover rate                         54%          144%           131%           58%
     Average commission rate paid3               $0.0575       $0.0575        $0.0519           N/A


                                                  PERIOD
                                                 3/29/941
                                                    TO
                                                 10/31/94

Net asset value, beginning of period             $10.000

Income from investment operations:
     Net investment loss                          (0.030)
     Net realized and unrealized gain on
     investment transactions                       0.220
                                            ------------
     Total from investment operations              0.190
                                            ------------

Less dividends and distributions:
     Dividends from net investment income             --
     Distributions from net realized gain
     on investment transactions                       --
                                            ------------
     Total dividends and distributions             0.000
                                            ------------

Net asset value, end of period                   $10.190
                                            ============

Total Return2                                      1.90%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                                  $204
     Ratio of expenses to average net
     assets                                        2.50%
     Ratio of expenses to average net
     assets prior to expense limitation            3.60%
     Ratio of net investment loss to
     average net assets                           (1.26%)
     Ratio of net investment loss to
     average net assets prior to expense
     limitation                                   (2.36%)
     Portfolio turnover rate                         66%
     Average commission rate paid3                   N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           U.S. GROWTH FUND C CLASS
                                            --------------------------------------------------

                                              SIX MONTHS
                                                ENDED
                                               4/30/98                YEAR ENDED OCTOBER 31,
                                             (UNAUDITED)        1997          1996          1995

Net asset value, beginning of period          $17.020         $14.180       $12.850       $10.620

Income from investment operations:
     Net investment loss                       (0.049)4        (0.170)4      (0.160)       (0.100)
     Net realized and unrealized gain
     on investment transactions                 2.399           4.370         1.490         2.330
                                         ------------    ------------  ------------  ------------
     Total from investment operations           2.350           4.200         1.330         2.230
                                         ------------    ------------  ------------  ------------

Less dividends and distributions:
     Dividends from net investment
     income                                        --              --            --            --
     Distributions from net realized
     gain on investment transactions           (6.370)         (1.360)           --            --
                                         ------------    ------------  ------------  ------------
     Total dividends and distributions         (6.370)         (1.360)        0.000         0.000
                                         ------------    ------------  ------------  ------------

Net asset value, end of period                $13.000         $17.020       $14.180       $12.850
                                         ============    ============  ============  ============

Total Return2                                  20.93%          32.26%        10.35%        21.00%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                               $893            $252          $55            $27
     Ratio of expenses to average net
     assets                                     1.94%           2.14%         2.48%         2.50%
     Ratio of expenses to average net
     assets prior to expense limitation           N/A             N/A          2.56%        2.82%
     Ratio of net investment loss to
     average net assets                        (0.80%)         (1.08%)       (1.45%)       (1.61%)
     Ratio of net investment loss to
     average net assets
     prior to expense limitation                  N/A             N/A        (1.53%)       (1.93%)
     Portfolio turnover rate                      54%            144%          131%           58%
     Average commission rate paid3            $0.0575         $0.0575       $0.0519           N/A


                                               PERIOD
                                              5/23/941
                                                 TO
                                              10/31/94

Net asset value, beginning of period          $10.000

Income from investment operations:
     Net investment loss                       (0.030)
     Net realized and unrealized gain
     on investment transactions                 0.650
                                         ------------
     Total from investment operations           0.620
                                         ------------

Less dividends and distributions:
     Dividends from net investment
     income                                        --
     Distributions from net realized
     gain on investment transactions               --
                                         ------------
     Total dividends and distributions          0.000
                                         ------------

Net asset value, end of period                $10.620
                                         ============

Total Return2                                   6.17%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                                 $5
     Ratio of expenses to average net
     assets                                     2.50%
     Ratio of expenses to average net
     assets prior to expense limitation         3.54%
     Ratio of net investment loss to
     average net assets                        (1.09%)
     Ratio of net investment loss to
     average net assets
     prior to expense limitation               (2.13%)
     Portfolio turnover rate                      66%
     Average commission rate paid3                N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      U.S. GROWTH FUND INSTITUTIONAL CLASS
                                           -----------------------------------------------------

                                             SIX MONTHS
                                               ENDED
                                              4/30/98                YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)        1997           1996           1995

Net asset value, beginning of period         $16.860         $13.940        $12.500        $10.230

Income from investment operations:
     Net investment income (loss)             0.0124          (0.010)4       (0.050)        (0.050)
     Net realized and unrealized
     gain (loss) on investment
     transactions                              2.388           4.290          1.490          2.320
                                        ------------    ------------   ------------   ------------
     Total from investment
     operations                                2.400           4.280          1.440          2.270
                                        ------------    ------------   ------------   ------------

Less dividends and distributions:
     Dividends from net investment
     income                                       --              --             --             --
     Distributions from net realized
     gain on investment transactions          (6.370)         (1.360)            --             --
                                        ------------    ------------   ------------   ------------
     Total dividends and distributions        (6.370)         (1.360)         0.000          0.000
                                        ------------    ------------   ------------   ------------

Net asset value, end of period               $12.890         $16.860        $13.940        $12.500
                                        ============    ============   ============   ============

Total Return2                                 21.55%          33.57%         11.52%         22.19%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                           $25,387         $18,455        $10,003         $4,819
     Ratio of expenses to average
     net assets                                0.94%           1.14%          1.48%          1.50%
     Ratio of expenses to average
     net assets
     prior to expense limitation                 N/A             N/A          1.56%          1.83%
     Ratio of net investment income
     (loss) to average net assets              0.20%          (0.08%)        (0.45%)        (0.59%)
     Ratio of net investment loss to
     average net assets prior to
     expense limitation                          N/A             N/A         (0.53%)        (0.92%)
     Portfolio turnover rate                     54%            144%           131%            58%
     Average commission rate paid3           $0.0575         $0.0575        $0.0519            N/A


                                              PERIOD
                                             2/3/941
                                                TO
                                             10/31/94

Net asset value, beginning of period         $10.520

Income from investment operations:
     Net investment income (loss)             (0.010)
     Net realized and unrealized
     gain (loss) on investment
     transactions                             (0.280)
                                        ------------
     Total from investment
     operations                               (0.290)
                                        ------------

Less dividends and distributions:
     Dividends from net investment
     income                                       --
     Distributions from net realized
     gain on investment transactions              --
                                        ------------
     Total dividends and distributions         0.000
                                        ------------

Net asset value, end of period               $10.230
                                        ============

Total Return2                                 (2.78%)

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                            $1,630
     Ratio of expenses to average
     net assets                                1.50%
     Ratio of expenses to average
     net assets
     prior to expense limitation               2.60%
     Ratio of net investment income
     (loss) to average net assets             (0.27%)
     Ratio of net investment loss to
     average net assets prior to
     expense limitation                       (1.37%)
     Portfolio turnover rate                     66%
     Average commission rate paid3               N/A

------------------------
1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding through each period were as follows:

                                                         OVERSEAS EQUITY FUND CLASS A
                                          -----------------------------------------------------

                                             SIX MONTHS
                                               ENDED
                                              4/30/98                 YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)        1997           1996           1995

Net asset value, beginning of period         $12.520         $12.390        $11.400        $11.000

Income from investment operations:
     Net investment income (loss)              0.0084         (0.060)4       (0.060)         0.010
     Net realized and unrealized gain
     from investments and currencies           0.282           0.960          1.070          0.400
                                        ------------    ------------   ------------   ------------
     Total from investment operations          0.290           0.900          1.010          0.410
                                        ------------    ------------   ------------   ------------

Less dividends and distributions:
     Dividends from net investment
     income                                   (0.520)         (0.440)        (0.020)        (0.010)
     Distributions from net realized
     gain on investment transactions          (1.640)         (0.330)            --             --
                                        ------------    ------------   ------------   ------------
     Total dividends and distributions        (2.160)         (0.770)        (0.020)        (0.010)
                                        ------------    ------------   ------------   ------------

Net asset value, end of period               $10.650         $12.520        $12.390        $11.400
                                        ============    ============   ============   ============

Total Return2                                  3.59%           7.74%          8.90%          3.81%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                            $2,935         $10,868        $14,886        $13,018
     Ratio of expenses to average
     net assets                                1.80%           1.80%          1.82%          1.85%
     Ratio of expenses to average
     net assets prior to expense
     limitation                                2.61%             N/A          2.60%          2.96%
     Ratio of net investment income
     (loss) to average net assets              0.16%          (0.45%)        (0.51%)         0.00%
     Ratio of net investment loss to
     average net assets prior to
     expense limitation                       (0.65%)            N/A         (1.29%)        (1.11%)
     Portfolio turnover rate                     65%             18%            21%             9%
     Average commission rate paid3           $0.0364         $0.0529        $0.0448            N/A


                                               PERIOD
                                              12/3/931
                                                 TO
                                              10/31/94

Net asset value, beginning of period         $10.000

Income from investment operations:
     Net investment income (loss)              0.020
     Net realized and unrealized gain
     from investments and currencies           1.010
                                        ------------
     Total from investment operations          1.030
                                        ------------

Less dividends and distributions:
     Dividends from net investment
     income                                   (0.030)
     Distributions from net realized
     gain on investment transactions              --
                                        ------------
     Total dividends and distributions        (0.030)
                                        ------------

Net asset value, end of period               $11.000
                                        ============

Total Return2                                 10.25%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                           $11,721
     Ratio of expenses to average
     net assets                                1.85%
     Ratio of expenses to average
     net assets prior to expense
     limitation                                3.56%
     Ratio of net investment income
     (loss) to average net assets              0.25%
     Ratio of net investment loss to
     average net assets prior to
     expense limitation                       (1.96%)
     Portfolio turnover rate                      6%
     Average commission rate paid3               N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding through each period were as follows:

                                                             OVERSEAS EQUITY FUND CLASS B
                                           -------------------------------------------------------

                                              SIX MONTHS
                                                ENDED
                                               4/30/98                  YEAR ENDED OCTOBER 31,
                                             (UNAUDITED)          1997           1996           1995

Net asset value, beginning of period          $11.540           $11.560        $10.710        $10.400

Income from investment operations:
     Net investment income (loss)              (0.023)4          (0.140)4       (0.060)        (0.020)
     Net realized and unrealized gain
     from investments and currencies            0.243             0.890          0.930          0.350
                                         ------------      ------------   ------------   ------------
     Total from investment operations           0.220             0.750          0.870          0.330
                                         ------------      ------------   ------------   ------------

Less dividends and distributions:
     Dividends from net investment
     income                                    (0.520)           (0.440)        (0.020)        (0.020)
     Distributions from net realized
     gain on investment transactions           (1.640)           (0.330)            --             --
                                         ------------      ------------   ------------   ------------
     Total dividends and distributions         (2.160)           (0.770)        (0.020)        (0.020)
                                         ------------      ------------   ------------   ------------

Net asset value, end of period                $ 9.600           $11.540        $11.560        $10.710
                                         ============      ============   ============   ============

Total Return2                                   3.22%             6.95%          8.16%          3.19%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                             $1,500            $1,450         $1,208         $1,183
     Ratio of expenses to average
     net assets                                 2.50%             2.50%          2.50%          2.50%
     Ratio of expenses to average
     net assets prior to expense
     limitation                                 3.31%               N/A          3.28%          3.61%
     Ratio of net investment loss
     to average net assets                     (0.54%)           (1.16%)        (1.19%)        (0.57%)
     Ratio of net investment loss
     to average net assets prior to
     expense limitation                        (1.35%)              N/A         (1.97%)        (1.68%)
     Portfolio turnover rate                      65%               18%            21%             9%
     Average commission rate paid3            $0.0364           $0.0529        $0.0448            N/A

                                               PERIOD
                                              3/29/941
                                                 TO
                                              10/31/94

Net asset value, beginning of period          $10.000

Income from investment operations:
     Net investment income (loss)                  --
     Net realized and unrealized gain
     from investments and currencies            0.430
                                         ------------
     Total from investment operations           0.430
                                         ------------

Less dividends and distributions:
     Dividends from net investment
     income                                    (0.030)
     Distributions from net realized
     gain on investment transactions               --
                                         ------------
     Total dividends and distributions         (0.030)
                                         ------------

Net asset value, end of period                $10.400
                                         ============

Total Return2                                   4.28%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                               $523
     Ratio of expenses to average
     net assets                                 2.50%
     Ratio of expenses to average
     net assets prior to expense
     limitation                                 4.22%
     Ratio of net investment loss
     to average net assets                     (0.37%)
     Ratio of net investment loss
     to average net assets prior to
     expense limitation                        (2.09%)
     Portfolio turnover rate                       6%
     Average commission rate paid3                N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes







Selected data for each share of the Fund outstanding through each period were as follows:

                                                          OVERSEAS EQUITY FUND CLASS C
                                          -------------------------------------------------------

                                             SIX MONTHS
                                               ENDED
                                              4/30/98                  YEAR ENDED OCTOBER 31,
                                           (UNAUDITED)           1997           1996           1995

Net asset value, beginning of period         $11.550           $11.580        $10.730        $10.430

Income from investment operations:
     Net investment income (loss)             (0.023)4          (0.140)4       (0.060)        (0.060)
     Net realized and unrealized
     gain from investments and
     currencies                                0.253             0.880          0.930          0.390
                                        ------------      ------------   ------------   ------------
     Total from investment operations          0.230             0.740          0.870          0.330
                                        ------------      ------------   ------------   ------------

Less dividends and distributions:
     Dividends from net investment
     income                                   (0.520)           (0.440)        (0.020)        (0.030)
     Distributions from net realized
     gain on investment transactions          (1.640)           (0.330)            --             --
                                        ------------      ------------   ------------   ------------
     Total dividends and distributions        (2.160)           (0.770)        (0.020)        (0.030)
                                        ------------      ------------   ------------   ------------

Net asset value, end of period               $ 9.620           $11.550        $11.580        $10.730
                                        ============      ============   ============   ============

Total Return2                                  3.30%             6.85%          8.15%          3.16%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                              $164              $159           $112            $43
     Ratio of expenses to average
     net assets                                2.50%             2.50%          2.50%          2.50%
     Ratio of expenses to average
     net assets prior to expense
     limitation                                3.31%               N/A          3.28%          3.61%
     Ratio of net investment income
     (loss) to average net assets             (0.54%)           (1.16%)        (1.19%)        (0.62%)
     Ratio of net investment loss
     to average net assets prior to
     expense limitation                       (1.35%)              N/A         (1.97%)        (1.73%)
     Portfolio turnover rate                     65%               18%            21%             9%
     Average commission rate paid3           $0.0364           $0.0529        $0.0448            N/A

                                              PERIOD
                                             5/10/941
                                                TO
                                             10/31/94

Net asset value, beginning of period          $10.000

Income from investment operations:
     Net investment income (loss)               0.010
     Net realized and unrealized
     gain from investments and
     currencies                                 0.440
                                         ------------
     Total from investment operations           0.450
                                         ------------

Less dividends and distributions:
     Dividends from net investment
     income                                    (0.020)
     Distributions from net realized
     gain on investment transactions               --
                                         ------------
     Total dividends and distributions         (0.020)
                                         ------------

Net asset value, end of period                $10.430
                                         ============

Total Return2                                   4.45%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                                $38
     Ratio of expenses to average
     net assets                                 2.50%
     Ratio of expenses to average
     net assets prior to expense
     limitation                                 4.23%
     Ratio of net investment income
     (loss) to average net assets               0.16%
     Ratio of net investment loss
     to average net assets prior to
     expense limitation                        (1.57%)
     Portfolio turnover rate                       6%
     Average commission rate paid3                N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes







Selected data for each share of the Fund outstanding through each period were as follows:

                                                   OVERSEAS EQUITY FUND INSTITUTIONAL CLASS
                                         ------------------------------------------------------

                                           SIX MONTHS
                                             ENDED
                                            4/30/98                   YEAR ENDED OCTOBER 31,
                                          (UNAUDITED)          1997           1996          1995

Net asset value, beginning of period        $12.480           $12.320        $11.440        $11.020

Income from investment operations:
     Net investment income (loss)             0.0254           (0.020)4       (0.060)         0.040
     Net realized and unrealized gain
     from investments and currencies          0.285             0.950          0.960          0.410
                                       ------------      ------------   ------------   ------------
     Total from investment operations         0.310             0.930          0.900          0.450
                                       ------------      ------------   ------------   ------------

Less dividends and distributions:
     Dividends from net investment
     income                                  (0.520)           (0.440)        (0.020)        (0.030)
     Distributions from net realized
     gain on investment transactions         (1.640)           (0.330)            --             --
                                       ------------      ------------   ------------   ------------
     Total dividends and distributions       (2.160)           (0.770)        (0.020)        (0.030)
                                       ------------      ------------   ------------   ------------

Net asset value, end of period              $10.630           $12.480        $12.320        $11.440
                                       ============      ============   ============   ============

Total Return2                                 3.78%             8.04%          7.91%          4.22%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                              $67               $60           $284           $161
     Ratio of expenses to average
     net assets                               1.50%             1.50%          1.50%          1.50%
     Ratio of expenses to average
     net assets prior to expense
     limitation                               2.32%               N/A          2.28%          2.61%
     Ratio of net investment income
     (loss) to average net assets             0.47%            (0.15%)        (0.19%)         0.40%
     Ratio of net investment loss
     to average net assets prior to
     expense limitation                      (0.35%)              N/A         (0.97%)        (0.71%)
     Portfolio turnover rate                    65%               18%            21%             9%
     Average commission rate paid3          $0.0364           $0.0529        $0.0448            N/A

                                             PERIOD
                                            2/3/941
                                               TO
                                            10/31/94

Net asset value, beginning of period        $10.500

Income from investment operations:
     Net investment income (loss)             0.040
     Net realized and unrealized gain
     from investments and currencies          0.520
                                       ------------
     Total from investment operations         0.560
                                       ------------

Less dividends and distributions:
     Dividends from net investment
     income                                  (0.040)
     Distributions from net realized
     gain on investment transactions             --
                                       ------------
     Total dividends and distributions       (0.040)
                                       ------------

Net asset value, end of period              $11.020
                                       ============

Total Return2                                 5.26%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                              $63
     Ratio of expenses to average
     net assets                               1.50%
     Ratio of expenses to average
     net assets prior to expense
     limitation                               3.21%
     Ratio of net investment income
     (loss) to average net assets             0.76%
     Ratio of net investment loss
     to average net assets prior to
     expense limitation                      (0.95%)
     Portfolio turnover rate                     6%
     Average commission rate paid3              N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the
  event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class
  B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               NEW PACIFIC FUND A CLASS
                                             -------------------------------------------------------

                                             SIX MONTHS
                                               ENDED
                                              4/30/98                  YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)       1997               1996           1995

Net asset value, beginning of period           $ 7.320          $ 9.421         $ 8.710        $10.440

Income from investment operations:
     Net investment (loss)                      (0.019)4         (0.010)4        (0.050)        (0.050)
     Net realized and unrealized gain
     loss from investments and currencies       (1.276)          (1.940)          0.770         (1.390)
                                          ------------     ------------    ------------   ------------

     Total from investment operations           (1.295)          (1.950)          0.720         (1.440)
                                          ------------     ------------    ------------   ------------

Less dividends and distributions:
     Dividends from net investment
     income                                     (0.055)          (0.150)         (0.010)            --
     Distributions from net realized
     gain on investment transactions                --               --              --         (0.290)
                                          ------------     ------------    ------------   ------------
     Total dividends and distributions          (0.055)          (0.150)         (0.010)        (0.290)
                                          ------------     ------------    ------------   ------------

Net asset value, end of period                 $ 5.970          $ 7.320         $ 9.420        $ 8.710
                                          ============     ============    ============   ============


Total Return2                                  (17.68%)         (21.15%)          8.26%        (13.99%)

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                              $7,139           $7,144         $11,752        $10,353
     Ratio of expenses to average
     net assets                                  1.80%            1.80%           1.82%          1.85%
     Ratio of expenses to average
     net assets prior to expense
     limitation                                  2.66%            1.86%           2.77%          3.73%
     Ratio of net investment income
     loss to average net assets                 (0.59%)          (0.08%)         (0.41%)        (0.60%)
     Ratio of net investment loss
     to average net assets prior to
     expense limitation                         (1.45%)          (0.14%)         (1.36%)        (2.48%)
     Portfolio turnover rate                       88%             178%            163%           163%
     Average commission rate paid3             $0.0067          $0.0079         $0.0118            N/A

                                               PERIOD
                                              12/31/931
                                                  TO
                                              10/31/94

Net asset value, beginning of period           $10,000

Income from investment operations:
     Net investment (loss)                      (0.020)
     Net realized and unrealized gain
     from investments and currencies             0.470
                                          ------------

     Total from investment operations            0.450
                                          ------------

Less dividends and distributions:
     Dividends from net investment
     income                                     (0.010)
     Distributions from net realized
     gain on investment transactions                --
                                          ------------
     Total dividends and distributions          (0.010)
                                          ------------

Net asset value, end of period                 $10.440
                                          ============


Total Return2                                    4.53%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                             $11,333
     Ratio of expenses to average                1.85%
     net assets
     Ratio of expenses to average
     net assets prior to expense
     limitation                                  3.66%
     Ratio of net investment income
     (loss) to average net assets               (0.21%)
     Ratio of net investment loss
     to average net assets prior to
     expense limitation                         (2.02%)
     Portfolio turnover rate                      104%
     Average commission rate paid3                 N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales
  charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               NEW PACIFIC FUND B CLASS
                                            ------------------------------------------------------

                                             SIX MONTHS
                                               ENDED
                                              4/30/98                YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)         1997           1996          1995

Net asset value, beginning
of period                                      $ 7.470          $ 9.680        $ 9.010        $10.860

Income from investment
operations:
     Net investment loss                        (0.041)4         (0.080)4       (0.050)        (0.100)
     Net realized and
     unrealized gain (loss)
     from investments and
     currencies                                 (1.294)          (1.980)         0.730         (1.460)
                                          ------------     ------------   ------------   ------------
     Total from investment
     operations                                 (1.335)          (2.060)         0.680         (1.560)
                                          ------------     ------------   ------------   ------------

Less dividends and
distributions:
     Dividends from net
     investment income                          (0.055)          (0.150)        (0.010)            --
     Distributions from net
     realized gain on
     investment transactions                        --               --             --         (0.290)
                                          ------------     ------------   ------------   ------------
     Total dividends and distributions          (0.055)          (0.150)        (0.010)        (0.290)
                                          ------------     ------------   ------------   ------------

Net asset value, end of
period                                         $ 6.080          $ 7.470        $ 9.680        $ 9.010
                                          ============     ============   ============   ============

Total Return2                                  (17.86%)         (21.72%)         7.54%        (14.56%)

Ratios and supplemental
data:
     Net assets, end of
     period (000 omitted)                       $2,616           $2,534           $562           $573
     Ratio of expenses to
     average net assets                          2.50%            2.50%          2.50%          2.50%
     Ratio of expenses to
     average net assets
     prior to expense
     limitation                                  3.36%            2.56%          3.45%          4.38%
     Ratio of net
     investment loss to
     average net assets                         (1.29%)          (0.77%)        (1.09%)        (1.20%)
     Ratio of net investment
     loss to average net
     assets prior to expense
     limitation                                 (2.15%)          (0.83%)        (2.04%)        (3.08%)
     Portfolio turnover rate                       88%             178%           163%           163%
     Average commission rate
     paid3                                     $0.0067          $0.0079        $0.0118            N/A



                                                PERIOD
                                               3/29/941
                                                  TO
                                               10/31/94

Net asset value, beginning
of period                                      $10.000

Income from investment
operations:
     Net investment loss                        (0.030)
     Net realized and
     unrealized gain (loss)
     from investments and                        0.890
     currencies                           ------------

     Total from investment                       0.860
     operations                           ------------


Less dividends and
distributions:
     Dividends from net                             --
     investment income
     Distributions from net
     realized gain on                               --
     investment transactions              ------------

     Total dividends and distributions           0.000
                                          ------------


Net asset value, end of                        $10.860
period                                    ============

                                                 8.58%
Total Return2

Ratios and supplemental
data:
     Net assets, end of                           $431
     period (000 omitted)
     Ratio of expenses to                        2.50%
     average net assets
     Ratio of expenses to
     average net assets
     prior to expense                            4.32%
     limitation
     Ratio of net
     investment loss to                         (0.88%)
     average net assets
     Ratio of net investment
     loss to average  net
     assets prior to expense                    (2.70%)
     limitation                                   104%
     Portfolio turnover rate
     Average commission rate                       N/A
     paid3

------------------------

1 Date of initial public offering; ratios and total return have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales
  charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                     NEW PACIFIC FUND C CLASS
                                    ---------------------------------------------------------------

                                            SIX MONTHS
                                              ENDED
                                              4/30/98                   YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)           1997           1996           1995

Net asset value, beginning
of period                                      $ 7.320          $ 9.490        $ 8.830        $10.660

Income from investment
operations:
     Net investment loss                        (0.041)4         (0.080)4       (0.050)        (0.080)
     Net realized and
     unrealized gain (loss)
     from investments and
     currencies                                 (1.284)          (1.940)         0.720         (1.460)
                                          ------------     ------------   ------------   ------------
     Total from investment
     operations                                 (1.325)          (2.020)         0.670         (1.540)
                                          ------------     ------------   ------------   ------------

Less dividends and
distributions:
     Dividends from net
     investment income                          (0.055)          (0.150)        (0.010)            --
     Distributions from net
     realized gain on
     investment transactions                        --               --             --          (0.290)
                                          ------------     ------------   ------------    ------------
     Total dividends and
     distributions                              (0.055)          (0.150)        (0.010)         (0.290)
                                          ------------     ------------   ------------    ------------

Net asset value, end of
period                                         $ 5.940          $ 7.320        $ 9.490         $ 8.830
                                          ============     ============   ============    ============

Total Return2                                  (17.98%)         (21.85%)         7.58%         (14.57%)

Ratios and supplemental data:
     Net assets, end of
     period (000 omitted)                         $124             $129            $44             $17
     Ratio of expenses to
     average net assets                          2.50%            2.50%          2.50%           2.50%
     Ratio of expenses to
     average net assets
     prior to expense
     limitation                                  3.36%            2.56%          3.45%           4.38%
     Ratio of net investment
     loss to average
     net assets                                 (1.29%)          (0.77%)        (1.09%)         (1.02%)
     Ratio of net investment
     loss to average net
     assets prior to expense
     limitation                                 (2.15%)          (0.83%)        (2.04%)         (2.90%)
     Portfolio turnover rate                       88%             178%           163%            163%
     Average commission rate
     paid3                                      $0.0067         $0.0079        $0.0118             N/A

                                                PERIOD
                                                7/7/941
                                                  TO
                                               10/31/94

Net asset value, beginning
of period                                       $10.000
Income from investment
operations:
     Net investment loss
     Net realized and                            (0.020)
     unrealized gain (loss)
     from investments and
     currencies                                   0.680
     Total from investment                 ------------
     operations                                   0.660
                                           ------------
Less dividends and
distributions:
     Dividends from net
     investment income
     Distributions from net                          --
     realized gain on
     investment transactions                         --
     Total dividends and
     distributions                                0.000
                                           ------------

Net asset value, end of
period                                          $10.660
                                           ============

Total Return2                                     6.55%

Ratios and supplemental data:
     Net assets, end of
     period (000 omitted)                           $12
     Ratio of expenses to
     average net assets                           2.50%
     Ratio of expenses to
     average net assets
     prior to expense
     limitation                                   4.31%
     Ratio of net investment
     loss to average
     net assets                                  (0.83%)
     Ratio of net investment
     loss to average net
     assets prior to expense
     limitation                                  (2.64%)
     Portfolio turnover rate                       104%
     Average commission rate
     paid3                                          N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                     NEW PACIFIC FUND INSTITUTIONAL CLASS
                                   ---------------------------------------------------------------------

                                               SIX MONTHS
                                                 ENDED
                                                4/30/98               YEAR ENDED OCTOBER 31,
                                              (UNAUDITED)        1997           1996           1995

Net asset value, beginning
of period                                    $ 7.440            $ 9.530        $ 8.770       $10.480

Income from investment operations:
     Net investment income (loss)             (0.009)4           0.0204         (0.050)       (0.010)
     Net realized and unrealized
     gain (loss) from investments
     and currencies                           (1.286)            (1.960)         0.820        (1.410)
                                         ------------      ------------   ------------  ------------
     Total from investment
     operations                               (1.295)            (1.940)         0.770        (1.420)
                                        ------------       ------------   ------------  ------------

Less dividends and distributions:
     Dividends from net investment
     income                                   (0.055)            (0.150)        (0.010)           --
     Distributions from net
     realized gain on investment
     transactions                                 --                 --             --        (0.290)
                                        ------------        -----------   ------------  ------------
     Total dividends and
     distributions                            (0.055)            (0.150)        (0.010)       (0.290)
                                        ------------       ------------   ------------  ------------

Net asset value, end of
period                                       $ 6.090            $ 7.440        $ 9.530       $ 8.770
                                        ============       ============   ============  ============

Total Return2                                (17.40%)           (20.79%)         8.77%       (13.65%)

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                              $192               $250           $119           $62
     Ratio of expenses to
     average net assets                        1.50%              1.50%          1.50%         1.50%
     Ratio of expenses to
     average net assets prior
     to expense limitation                     2.36%              1.56%          2.45%         3.38%
     Ratio of net investment
     income (loss) to average
     net assets                               (0.29%)             0.22%          (.09%)       (0.16%)
     Ratio of net investment
     income (loss) to average
     net assets prior to
     expense limitation                       (1.15%)             0.16%         (1.04%)       (2.04%)
     Portfolio turnover rate                     88%               178%           163%          163%
     Average commission rate
     paid3                                   $0.0067            $0.0079        $0.0118           N/A




                                              PERIOD
                                             2/3/941
                                                TO
                                            10/31/94

Net asset value, beginning
of period                                    $11.140

Income from investment operations:
     Net investment income (loss)              0.010
     Net realized and unrealized
     gain (loss) from investments             (0.670)
     and currencies                      -----------

     Total from investment
     operations                               (0.660)
                                         -----------

Less dividends and distributions:
     Dividends from net investment
     income                                       --
     Distributions from net
     realized gain on investment
     transactions                                 --
                                        ------------
     Total dividends and
     distributions                             0.000
                                        ------------

Net asset value, end of
period                                       $10.480
                                        ============

Total Return2                                 (5.98%)

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                               $47
     Ratio of expenses to
     average net assets                        1.50%
     Ratio of expenses to
     average net assets prior
     to expense limitation                     3.31%
     Ratio of net investment
     income (loss) to average
     net assets                                0.23%
     Ratio of net investment
     income (loss) to average
     net assets prior to
     expense limitation                       (1.58%)
     Portfolio turnover rate                    104%
     Average commission rate
     paid3                                       N/A

------------------------

1 Date of initial public offering; ratios have been annualized.

2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
  Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

4 The average shares outstanding method has been applied for per share information.

See accompanying notes




DELAWARE GROUP ADVISER FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998
(UNAUDITED)

Delaware Group Adviser Funds, Inc. ("The Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation. The Delaware Group Adviser Funds, Inc. currently issues three separate series of shares (each referred to as a "Fund" or collectively as the "Funds"); the U.S. Growth Fund, the Overseas Equity Fund (formerly known as the World Growth Fund) and the New Pacific Fund. Each fund offers four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge, C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The U.S. Growth Fund seeks to maximize capital appreciation. The Overseas Equity fund seeks to maximize total return by investing in an internationally diversified mix of stocks. The New Pacific Fund seeks long term capital appreciation by investing in Pacific Basin countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the company Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Mutual Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund's report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other - Expenses common to all Funds within the Delaware Investments Family of Mutual Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund currently pays Delaware Management Company, (DMC) the "Investment Manager" of each Fund, a monthly fee based upon each Fund's average daily net assets at the following annual rates:

                        U.S. GROWTH      OVERSEAS      NEW PACIFIC
                           FUND        EQUITY FUND        FUND
------------------------------------------------------------------
Management fee as a
     percentage of average
     daily net assets
     (per annum)          .70%            1.00%           .80%

DMC has entered into sub-advisory agreements with Lynch & Mayer Inc. with respect to the management of the U.S. Growth Fund, with Delaware Investment Advisors Limited, as of September 15, 1997, with respect to the Overseas Equity Fund, both affiliates of and with John Govett & Company Limited with respect to the management of the New Pacific Fund. The sub-advisers receive sub-advisory fees from the Investment Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers:

                        U.S. GROWTH      OVERSEAS      NEW PACIFIC
                           FUND        EQUITY FUND        FUND
------------------------------------------------------------------
Sub-advisory fee as a
     percentage of average
     daily net assets
     (per annum)          .40%             .80%           .50%

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.50% of average daily net assets of each Fund through April 30, 1998. On May 1,1998 the annual operating expenses of the Overseas Equity Fund and New Pacific Fund will increase to 1.55% and 1.70% respectively. Total expenses absorbed by DMC for the six months ended April 30, 1998 were as follows:

                        U.S. GROWTH      OVERSEAS      NEW PACIFIC
                           FUND        EQUITY FUND        FUND
------------------------------------------------------------------
Total expenses absorbed
     by DMC                $0            $25,334        $40,558

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent, and to provide accounting services for the Funds. For the six months ended April 30, 1998, the amount expensed for each Fund were as follows:

                        U.S. GROWTH      OVERSEAS      NEW PACIFIC
                           FUND        EQUITY FUND        FUND
------------------------------------------------------------------
Dividend disbursing,
     transfer agent fees
     and expenses        $19,980         $11,936        $25,770
Accounting fees          $ 1,634         $   705        $   405

On April 30, 1998, the Funds had payables to affiliates as follows:

                        U.S. GROWTH      OVERSEAS      NEW PACIFIC
                           FUND        EQUITY FUND        FUND
------------------------------------------------------------------
Investment management
     fee and other
     expenses payable to
     DMC and affiliates  $67,196         $    0         $     0
Dividend disbursing,
     transfer agent
     fees, accounting
     fees and other
     expenses payable
     to DSC              $11,611         $3,354         $ 4,935

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six months ended April 30, 1998 DDLP earned commissions on sales of the Class A shares for each Series as follows:

                        U.S. GROWTH      OVERSEAS      NEW PACIFIC
                           FUND        EQUITY FUND        FUND
------------------------------------------------------------------
                          $7,710           $719          $5,126

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the six months ended April 30, 1998, each Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                        U.S. GROWTH      OVERSEAS      NEW PACIFIC
                           FUND        EQUITY FUND        FUND
------------------------------------------------------------------
Purchases            $22,196,007    $ 4,016,670     $10,761,774
Sales                $16,575,879    $11,633,084     $ 7,504,776

At April 30, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes are as follows:

                        U.S. GROWTH      OVERSEAS      NEW PACIFIC
                           FUND        EQUITY FUND        FUND
------------------------------------------------------------------
Cost Of Investments  $33,105,019     $4,230,578     $10,339,702
                     ===========     ==========     ===========
Aggregated unrealized
     appreciation    $ 7,311,496     $  481,951     $   389,250
Aggregated unrealized
     depreciation       (283,816)      (128,380)       (774,022)
                     -----------    -----------     -----------
Net unrealized
      appreciation
     (depreciation)  $ 7,027,680     $  353,571     $  (384,772)
                     ===========     ==========     ===========

For federal income tax purposes, the New Pacific Fund had a capital loss carryforward at October 31, 1997 of $1,117,944 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2004.



4. Capital Stock

Transactions in capital stock shares were as follows:


                                                   U.S. GROWTH FUND
                                        -----------------------------------
                                        SIX MONTHS
                                          ENDED                    YEAR
                                         4/30/98                   ENDED
                                        (UNAUDITED)              10/31/97

Shares sold:
  A Class                                516,856                 708,527
  B Class                                143,318                  52,772
  C Class                                 50,822                  13,752
  Institutional Class                    469,244                 492,699

Shares issued upon reinvestment of
  distributions from net realized gains
  from investment transactions:
  A Class                                246,836                 125,787
  B Class                                 58,146                   6,677
  C Class                                  9,964                     429
  Institutional Class                    677,567                  76,989
                                    ------------            ------------
                                       2,172,753               1,477,632
                                    ------------            ------------
Shares repurchased:
  A Class                               (307,565)             (1,584,408)
  B Class                                (15,403)                (17,225)
  C Class                                 (6,914)                 (3,236)
  Institutional Class                   (271,083)               (193,024)
                                    ------------            ------------
                                        (600,965)             (1,797,893)

Net Increase (Decrease)                1,571,788                (320,261)
                                    ============            ============


                                               OVERSEAS EQUITY FUND
                                        -----------------------------------

                                        SIX MONTHS
                                          ENDED                    YEAR
                                        4/30/98                   ENDED
                                        (UNAUDITED)              10/31/97

Shares sold:
  A Class                                 29,877                 196,269
  B Class                                  9,363                  32,677
  C Class                                  5,727                   8,181
  Institutional Class                      1,699                   8,181

Shares issued upon reinvestment of
distributions from net realized gains
from investment transactions:
  A Class                                188,305                  79,030
  B Class                                 29,437                   6,991
  C Class                                  3,317                     702
  Institutional Class                      1,127                     123
                                    ------------            ------------
                                         268,852                 332,154
                                    ------------            ------------


Shares repurchased:
  A Class                               (811,043)               (607,946)
  B Class                                 (8,320)                (18,445)
  C Class                                 (5,836)                 (4,765)
  Institutional Class                     (1,363)                (26,488)
                                    ------------            ------------
                                        (826,562)               (657,644)

Net Decrease                            (557,710)               (325,490)
                                    ============            ============


                                                 NEW PACIFIC FUND
                                        -----------------------------------
                                        SIX MONTHS
                                          ENDED                    YEAR
                                        4/30/98                   ENDED
                                        (UNAUDITED)              10/31/97

Shares sold:
  A Class                                458,265               1,056,867
  B Class                                178,849                 319,098
  C Class                                 10,763                  16,227
  Institutional Class                     68,198                 119,458

Shares issued upon reinvestment of
distributions from net realized gains
from investment transactions:
  A Class                                  8,030                  20,129
  B Class                                  2,640                     872
  C Class                                    146                      80
  Institutional Class                        286                      39
                                    ------------            ------------
                                         727,177               1,532,770
                                    ------------            ------------

Shares repurchased:
  A Class                               (245,865)             (1,348,426)
  B Class                                (90,623)                (38,756)
  C Class                                 (7,677)                 (3,309)
  Institutional Class                    (70,593)                (98,419)
                                    ------------            ------------
                                        (414,758)             (1,488,910)
Net Increase                             312,419                  43,860
                                    ============            ============

5. Foreign Exchange Contracts
The Overseas Equity and New Pacific Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.


The following forward foreign currency contract was outstanding for the New Pacific Fund at April 30, 1998:

 Contract        In Exchange      Settlement        Unrealized
To Deliver           For             Date         (Depreciation)
------------    ------------     ------------      ------------
  690,300          180,000          7/7/98           ($1,771)

Malaysian Rinngit

6. Credit and Market Risk
Some countries in which the Overseas Equity and New Pacific Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Overseas Equity Fund and the New Pacific Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the funds..

7. Lines of Credit
The committed lines of credit are $1,000,000, $500,000 and $800,000 for the U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund, respectively. No amounts were outstanding at April 30, 1998, or at any time during the fiscal year.



A REPORT ON THE OVERSEAS EQUITY FUND SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders was held on November 18, 1997. The matter submitted to a vote of shareholders was the approval of a sub-advisory agreement on behalf of the Overseas Equity Fund between Delaware Management Company and Delaware International Advisers Limited.

Number of Votes:

    FOR             ABSTAIN          AGAINST
------------     ------------     ------------
  779,858            2,420            22,537



THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF U.S. GROWTH FUND, OVERSEAS EQUITY FUND AND NEW PACIFIC Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



INVESTMENT MANAGER
Delaware Management Company
Philadelphia

INTERNATIONAL AFFILIATE (SUBADVISER)
Delaware International Advisers Ltd.
London

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SUBADVISERS
Lynch & Mayer
New York

AIB Govett Asset Management Ltd.
London

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682



[GRAPHIC OMITTED: PHOTO OF 3 GLOBES]



For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com



International investing has special risks that include less stable economies and governments, currency fluctuations and different accounting standards.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.

(copyright) Delaware Distributors, L.P.



[LOGO OMITTED: DELAWARE INVESTMENTS
               ---------------------
               Philadelphia * London]

Printed in the USA
on recycled paper

SA-DAF [4/98] PP6/98
(775)


                                           ONE COMMERCE SQUARE
                                           PHILADELPHIA, PA 19103


DELAWARE INVESTMENTS





                                          Investment Company Act of 1940
                                                       File No. 811-7972
                                                             Rule 30b2-1



June 29, 1998


Filed via EDGAR (CIK #0000910682)
--------------------------------

Securities and Exchange Commission
Document Control
450 Fifth Street, N.W.
Washington, D.C.  20549


Re:    File No.  811-7972
       DELAWARE GROUP ADVISER FUNDS, INC. - U.S. GROWTH FUND,
OVERSEAS EQUITY FUND AND NEW PACIFIC FUND
-----------------------------------------------------------------------

Dear Commission:

In accordance with Rule 30b2-1 under the Investment Company Act of 1940, filed electronically via the EDGAR system, please find the Semi-Annual Report to shareholders of Delaware Group Adviser Funds, Inc. - U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund.

Very truly yours,


/s/Michael D. Mabry
---------------------------------------
Michael D. Mabry
Assistant Vice President/
Assistant Secretary/Senior Counsel